                                                                     EXHIBIT 8.1

                              LIST OF SUBSIDIARIES

                                                   JURISDICTION OF
                      NAME                           ORGANIZATION
------------------------------------------------------------------
IFCO Systems Europe GmbH.........................   Germany
Gelog AG.........................................   Switzerland
GISO Verwaltungsgesellschaft mbH & Co.
 Behalterleasing KG..............................   Germany
IFCO America Latina S.A..........................   Argentina
IFCO Argentina S.A...............................   Argentina
IFCO Chile.......................................   Chile
IFCO Columbia LTDA...............................   Columbia
IFCO Contenedores S.A............................   Spain
IFCO do Brasil Embalagens LTDA...................   Brazil
IFCO France S.A.S................................   France
IFCO GmbH........................................   Germany
IFCO International Food Container Organisation
 Ges. MbH........................................   Austria
IFCO Italia S.r.L................................   Italy
IFCO Japan, Inc..................................   Japan
IFCO Schweiz AG..................................   Switzerland
IFCO Skandinavien A/S............................   Denmark
IFCO System Logistics............................   Germany
IFCO UK Ltd......................................   United Kingdom
IFCO Uruguay S.A.................................   Uruguay
MTP GmbH.........................................   Germany
MTP KG GmbH & Co. KG.............................   Germany
MTS Okologistik GmbH.............................   Germany
IFCO Systems North America, Inc..................   Delaware, U.S.A.
AZ Pallet, Inc...................................   Delaware, U.S.A.
Black River Forest Products, Inc.................   Wisconsin, U.S.A.
Duckert Pallet Co., Inc..........................   Wisconsin, U.S.A.
IFCO Systems Arizona, Inc........................   Delaware, U.S.A.
IFCO Systems California, Inc.....................   California, U.S.A.
IFCO Systems Canada, Inc.........................   Ontario, Canada
IFCO Systems de Mexico, S. de R.L. de C.V........   Mexico
IFCO Systems Florida, Inc........................   Florida, U.S.A.
IFCO Systems Iowa, Inc...........................   Delaware, U.S.A.
IFCO Systems Louisiana, Inc......................   Delaware, U.S.A.
IFCO Systems Ohio, Inc...........................   Delaware, U.S.A.
IFCO Systems Pennsylvania, Inc...................   Delaware, U.S.A.
IFCO Systems Virginia, Inc.......................   Virginia, U.S.A.

                                                   JURISDICTION OF
                      NAME                           ORGANIZATION
------------------------------------------------------------------
IFCO-U.S., L.L.C.................................   Delaware, U.S.A.
Isaacson Lumber Co...............................   Maine, U.S.A.
New London Pallet, Inc...........................   Wisconsin, U.S.A.
NLD, Inc.........................................   Delaware, U.S.A.
NLP Transport, Inc...............................   Delaware, U.S.A.
PalEx Texas Holdings, Inc........................   Delaware, U.S.A.
PalEx-Texas, Inc.................................   Delaware, U.S.A.
PalEx-Texas, L.P.................................   Texas, U.S.A.
Pallet Management Services, Inc..................   Delaware, U.S.A.
Schoeller-U.S., Inc..............................   Delaware, U.S.A.
Sheffield Lumber and Pallet Company, Inc.........   North Carolina, U.S.A.
Shipshewana Pallet Co., Inc......................   Indiana, U.S.A.
Sonoma Pacific Company...........................   California, U.S.A.
Southern Pallet, Inc.............................   Delaware, U.S.A.
Valley Crating and Packaging, Inc................   Delaware, U.S.A.
IFCO Industrial Container Systems Holding Company   Delaware, U.S.A.
Container Resources Corporation..................   Minnesota, U.S.A.
Environmental Recyclers of Colorado, Inc.........   Colorado, U.S.A.
IFCO Container Systems-South Carolina, Inc.......   Delaware, U.S.A.
IFCO ICS-California, Inc.........................   Delaware, U.S.A.
IFCO ICS-Chicago, Inc............................   Illinois, U.S.A.
IFCO ICS-Florida, Inc............................   Florida, U.S.A.
IFCO ICS-Georgia, Inc............................   Florida, U.S.A.
IFCO ICS-Illinois, Inc...........................   Illinois, U.S.A.
IFCO ICS-Miami, Inc..............................   Delaware, U.S.A.
IFCO ICS-Michigan, Inc...........................   Michigan, U.S.A.
IFCO ICS-Minnesota, Inc..........................   Minnesota, U.S.A.
IFCO ICS-North Carolina, Inc.....................   Delaware, U.S.A.
IFCO ICS-Washington, Inc.........................   Delaware, U.S.A.
IFCO ICS-Western L.L.C...........................   Wyoming, U.S.A.
PalEx Kansas, Inc................................   Delaware, U.S.A.
IFCO Online AG...................................   Germany
IFCO Systems Finance I, BV.......................   Netherlands
IFCO Systems Finance II, BV......................   Netherlands
Bromley Acquisition Company, Inc.................   Delaware, U.S.A.
IFCO Investments Venture, Ltd....................   Delaware, U.S.A.
IFCO Systems Investments, Inc....................   Delaware, U.S.A.